EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Ten Stix Inc. (the "Company") on Form 10-KSB/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), we, Thomas E. Sawyer, as President/Treasurer and Chief Executive Officer and Tony A. Cranford, as Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 7, 2003                    /s/ Thomas E. Sawyer
                                          ---------------------
                                          Thomas E. Sawyer, President/Treasurer
                                          and Chief Executive Officer

Dated: October 7, 2003                    /s/ Tony A. Cranford
                                          --------------------
                                          Tony A. Cranford, Vice President and
                                          Chief Financial Officer